December 10, 2012 Proposed Spin-Off of Security Businesses and Revised Capital Strategy Exhibit 99.1

Safe Harbor
This presentation includes “forward-looking statements,” which are statements that are not historical facts, including, but not limited to, statements that relate to our intent to create two independent companies as a result of the proposed spin-off, the potential and opportunities for the independent companies following the spin-off, the expected benefits of the proposed spin-off, the tax-free nature of the proposed spin-off,  the expected credit profiles of the independent companies, the timing of the transaction and our capital structure and allocation. The forward-looking statements in this presentation are based on current expectations and assumptions that are subject to risks and uncertainties, many of which are outside of our control, and could cause results to materially differ from expectations. Such risks and uncertainties, include, but are not limited to: our ability to timely obtain, if ever, necessary regulatory approvals or to satisfy any of the other conditions to the proposed spin-off; adverse effects on the market price of our ordinary shares and on our operating results because of our inability to timely complete, if ever, the proposed spin-off; our ability to fully realize the expected benefits of the proposed spin-off; negative effects of announcement or consummation of the proposed spin-off on the market price of the company’s ordinary shares;
significant transaction costs and/or unknown liabilities; general economic and business conditions that affect the companies in connection with the proposed spin-off; unanticipated expenses such as litigation or legal settlement expenses; failure to obtain tax rulings or tax law changes; changes in capital market conditions; the impact of the proposed spin-off on the company’s employees, customers and suppliers; future opportunities that the company’s board may determine present greater potential to increase shareholder value; and the ability of the companies to operate independently following the spin-off. Actual results could differ materially. For further information regarding risks and uncertainties associated with our businesses, please refer to our Form 10-K for the year ended December 31, 2011, Form 10-Q for the quarter ended September 30, 2012, and in our other SEC filings. We assume no obligation to update these forward-looking statements.

Results from Strategic Review
•
Completed thorough strategic evaluation which concluded that a spin-
off of the commercial and residential security businesses would create company and shareholder value
•
Each company will move forward with distinct, more focused strategies, supported by its respective foundational strengths
•
Both companies will be positioned to enhance value by allocating and deploying resources in a more focused way to create sustainable, profitable growth
•
Synergies between Industrial, Climate & Residential HVAC can be maintained and expanded, as well as those among residential and commercial security
•
Revised capital structure increases capacity to return cash to shareholders and provides flexibility for future growth
Spin-off allows each company to focus on its core strategy,
and enables investors to value each company separately

Ingersoll Rand

Ingersoll Rand
TRANE
American Standard Heating & Air Conditioning
Ameristar Heating & Cooling
Club Car
THERMO KING

SCHLAGE
LCN
VON DUPRIN
CISA
BRICARD
BOCOM Systems
interflex
DEXTER by SCHLAGE
KRYPTONITE

“New” Ingersoll Rand “New” Security Company
Revenue:
$12B
Revenue:
$2B
Club Car  $0.5B
Profiles
2011 Proforma Revenues
Commercial Commercial
HVAC HVAC
$5.6B $5.6B
Industrial Industrial
$2.4B $2.4B
Resid. Resid.
HVAC                HVAC
$1.6B $1.6B
Transport Transport
$1.9B $1.9B
Major
Businesses
Brands
Residential Residential
Security Security
$0.4B $0.4B
Commercial
Security
$1.6B
Enhanced strategic focus to unlock value

•
Recognized brands with leading positions
•
Balanced end markets – Strong replacement element to all products, large installed base
•
Strong and growing service opportunity in Industrial and commercial HVAC
•
Global footprint – extensive sales and service coverage; shared supply chain, engineering and manufacturing
•
Leveraged technology including compression, controls, drives, remote services
•
Continued margin improvement opportunity from operational excellence and market recovery
$12 Billion Revenue* Profile
Latin
America
*Proforma 2011 Revenues
“New” Ingersoll Rand:  Foundational Strengths
Geographic Exposure End Markets
Equipment/Service Mix
A world leader in creating comfortable, sustainable and
efficient environments
Asia
Pacific
14%
North
America
62%
EMEIA
18%
6% 6%
16% 16%
30% 30%
17% 17%
14%
19%
4%
Parts & Parts &
Service Service
32% 32%
Equipment
68%
Non-Res
Building,
N. America
Transport
Refrigeration
Industrial/
Process
Residential
Building, Americas
Non-Res
Building,
Overseas
Golf

“New” Ingersoll Rand:  Future Growth Opportunities
•
Energy efficiency and sustainability imperative
•
Advance product technology and efficiency leadership
High-performance equipment: compression, thermal
management, advanced controls
Refresh product portfolio
•
Service expansion: new services and geographic footprint
•
International expansion
Country, regional product and service capabilities
Global engineering and technology footprint
•
Future growth platforms
Energy-saving services for commercial, residential and
industrial applications
High-performance industrial and commercial buildings’
equipment, process and controls
Leading capabilities in energy efficiency and services
position company to capitalize on future market opportunities

• Leading brands in mechanical security across commercial and residential markets
• Specification/code knowledge and management of complex customer requirements
•
• Synergy in sourcing and assembly operations
• Investment (organic and acquisition) to support growth in electronics and to build global scale
Non-
Residential
Building,
N. America
Non-
Residential
Building,
Overseas
Residential
Building,
Americas
*Proforma Results 2011
“New” Security:  Foundational Strengths
$2 Billion Revenue Profile*
A leading global provider of mechanical and electronic
security products and services
Asia
Pacific
North
America
67%
EMEIA
23%
Latin
America
3%
7%
19%
50%
50%
31%
31%
Geographic Exposure End Markets
Generates high level of profit and cash – market-leading margins

•
Recovery of key building markets
•
Extend leadership in mechanical solutions
Specification knowledge
Modular product line
Reducing order-to-delivery cycle time
Selective country / regional expansion
•
Establish a leading position in electronic locking
Leading mechanical to electro-mechanical transition
Communicating locks – remote credential
management
Next-generation residential electronic locks
•
Vertical market solutions
Healthcare
K-12
University
Multifamily residential
“New” Security:  Future Growth Opportunities
Investment and capabilities building in key markets
positions company to take advantage of future growth opportunities

•
Tax free spin-off of “New” Security business
•
“New” Security to become a publicly traded company
•
Anticipate Irish incorporation for “New” Security
•
Expect one-time separation costs of $150M to $250M
•
Expect to complete separation in approximately 12 months
•
Subject to regulatory approvals and a favorable IRS ruling
“New” Ingersoll Rand
•
Investment grade metrics; prudent incremental leverage
•
Expect to refinance 2013 and 2014 debt (total $1.26 Billion)
•
Target a debt/EBITDA ratio of ~2.0x to 2.5X
“New” Security
•
Capital structure to leverage strong cash generation and
maintain financial flexibility
•
Initial debt raised by “New” Security to pay one-time dividend to Ingersoll Rand at spin-off
•
Target a debt/EBITDA ratio of ~2.75x to 3.25x
Overview of Separation
Transaction
Transaction
Timing
Timing
Capital
Capital
Structure
Structure
and
and
Allocation
Allocation

Capital Allocation Update
Annual Dividend Per Share
Share Repurchase, $Bil.
• Additional $2 billion authorization
announced today
– Starts in second half of 2013:
targeted for Q1 2014 completion
– Based on timing of cash flow
and market conditions
Accelerating actions to deliver attractive returns to shareholders
•
31% quarterly dividend increase
announced today
•
Future dividends to reach peer payout
ratios in 2014
•
2013 dividend will exceed 2008 peak of
$0.72 by 17%
$0.28
$0.43
$0.64
$0.84
2010 2011 2012 2013F
2011 2012F 2013 2nd Half
to 2014 Q1
$1.16
$0.84
$2.0

11